SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is March 5, 2026.

MFS® Diversified Income Fund

Effective March 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Gaetan Poirier	March 2026	Investment Officer of MFS

Effective March 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Gaetan Poirier	Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 1999

DIF-SUP-I-030526